UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021 (November 5, 2021)

MCLAREN TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41004	86-2419708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Michelson Drive, Suite 1700, Irvine, CA 92612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 989-4638

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	MLAIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MLAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	MLAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01. Other Events.

On November 5, 2021, McLaren Technology Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,125,000 units (the “Units”), including 2,625,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $201,250,000.

Simultaneously with the consummation of the IPO, pursuant to a Private Placement Warrants Purchase Agreement with McLaren Technology Acquisition Sponsor LLC, the Company completed the private sale of an aggregate of 9,050,000 Warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $9,050,000. Each of the Private Placement Warrants are exercisable to purchase one share of Class A Common Stock at a price of $11.50 per share.

Simultaneously with the consummation of the IPO, pursuant to a Subscription Agreement with Mizuho Securities USA LLC, the Company completed the private sale of an aggregate of 300,000 shares of Class B common stock of the Company, par value $0.0001 per share, (the “Representative Shares”) at a purchase price of approximately $3.33 per Representative Share, generating gross proceeds to the Company of $1,000,000.

A total of $205,275,000 (an amount equal to $10.20 per Unit sold in the IPO), comprised of $197,225,000 of the proceeds from the IPO, $7,050,000 of the proceeds of the sale of the Private Placement Warrants and $1,000,000 of the proceeds of the sale of the Representative Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 5, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants and the Representative Shares by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of November 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCLAREN TECHNOLOGY ACQUISITION CORP.

	By:	/s/ Sajan Pillai
		Name:	Sajan Pillai
		Title:	Chief Executive Officer

Dated: November 12, 2021

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